COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2012
COMMITMENTS AND CONTINGENCIES [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 11. - COMMITMENTS AND CONTINGENCIES

Facilities - The Company's corporate offices and digital division together occupy approximately 11,000 square feet of commercial office space at 28 East Main Street, Rochester, New York 14614 under a lease that expires in October 2015, at a rental rate of approximately $13,000 per month. The Plastics division leases approximately 25,000 square feet of commercial production and warehouse space for $23,000 per month in Brisbane, California under a lease that will expire in July 2014. The Printing division leases approximately 20,000 square foot of commercial production and warehouse space in Rochester, New York, for $7,100 per month, under a lease expiring in December 2013. The Digital division also leases data center space in Rochester, NY for $4,250 per month expiring in June 2014. On August 30, 2011, the Company purchased the building which houses its Packaging division, approximately 40,000 square feet of production and warehouse space located in Victor, New York, a suburb of Rochester, New York.

Equipment Leases - The Company leases office equipment, digital and offset presses, laminating and finishing equipment for its various printing operations. The leases may be capital leases or operating leases and are generally for a term of 36 to 60 months. The leases expire at various dates through July 2016.

The following table summarizes the Company's lease commitments. Included in payments made for facilities operating leases during the year ended December 31, 2011 are related party payments made to Mr. Bob Bzdick for our Packaging division facility of approximately $107,000.

		Operating Leases
	Capital Leases	Equipment	Facilities	Total

Payments made in 2012	$94,595	$411,454	$497,097	$908,551
Future minimum lease commitments:
2013	4,832	295,088	573,735	868,823
2014	-	245,100	348,212	593,312
2015	-	228,300	133,048	361,348
2016	-	54,450	-	54,450
2017	-	-	-	-
Total future minimum lease commitments	$4,832	$822,938	$1,054,995	$1,877,933

Less amount representing interest	(122)
Present value of future minimum lease commitments	4,710
Less current portion	(4,710)

Long term portion	$-

Employment Agreements - The Company has employment agreements with five members of its management team with terms ranging from one to 5 years through February 2015. The agreements provide for severance payments in the event of termination for certain causes. As of December 31, 2012, the minimum annual severance payments under these employment agreements are, in aggregate, approximately $1,060,000.

On October 1, 2012, Patrick White ("White"), DSS's former Chief Executive Officer, entered into a Consulting Agreement (the "White Consulting Agreement"), which was later amended as described below, and a Confidentiality, Non-Competition, Non-Solicitation and Intellectual Property Agreement (the "White Confidentiality and Non-Compete Agreement"), both of which were to be effective on the date of the consummation of the Merger. Under the White Consulting Agreement, White's existing employment agreement with the Company would be automatically terminated if the transactions contemplated under the Merger Agreement are not consummated and the Merger Agreement is terminated in accordance with its terms. Additionally, pursuant to the White Consulting Agreement, Mr. White agreed to provide consulting services to DSS for a period of two years following the consummation of the Merger (subject to early termination as provided in the White Consulting Agreement). DSS agreed to pay Mr. White a consulting fee equal to $170,000 per annum for the period from the consummation of the Merger through the first anniversary of the consummation of the Merger and a consulting fee equal to $140,000 per annum from the first anniversary of the consummation of the Merger through the second anniversary of the consummation of the Merger. Upon the consummation of the Merger, DSS was to pay to Mr. White a bonus equal to $40,000 and on September 21, 2012, DSS granted options to Mr. White to acquire 50,000 shares of DSS Common Stock at an exercise price of $4.26 per share, which options were to vest in full on the first anniversary of the consummation of the Merger. DSS will also reimburse Mr. White for all ordinary and necessary reasonable business expenses he incurs in connection with providing services to DSS under the White Consulting Agreement. The two-year consulting period will cease if (i) DSS terminates the White Consulting Agreement for Cause (as defined in the White Consulting Agreement); or (ii) Mr. White gives written notice to DSS, and, in each case, no future compensation will be payable after the consulting period terminates. On November 15, 2012, Patrick White ("White"), Chief Executive Officer of Document Security Systems, Inc. (the "Company"), and the Company, executed a letter (the "Employment Termination Letter") terminating White's employment agreement with the Company, dated June 12, 2004 and his employment as Chief Executive Officer, effective on December 1, 2012, and further providing that White will resign as a director of the Company, also effective on December 1, 2012. In conjunction with the Employment Termination Letter, the Company and White entered into an Amended Consulting Agreement (the "White Amended Consulting Agreement") and a second Confidentiality, Non-Competition, Non-Solicitation and Intellectual Property Agreement (the "Second White Confidentiality and Non-Compete Agreement"), both dated November 15, 2012, and both having an effective date of December 1, 2012. The White Amended Consulting Agreement replaces the consulting agreement previously entered into between the Company and White, dated October 1, 2012. The term of the White Amended Consulting Agreement will run from December 1, 2012 until March 1, 2015. Pursuant to the White Amended Consulting Agreement, White will provide consulting services to the Company as requested by the Company's CEO, up to a maximum of 60 hours per month. As consideration for the performance of the consulting services, White shall be paid the sum of $14,167 per month for the 15 month period dating from December 1, 2012 through February 28, 2014 and, thereafter, White will be paid the sum of $11,667 per month for the remaining 12 months of the consulting term. In addition to the above-described monthly payments, White will be paid a bonus of $40,000 on or before December 7, 2012 and, on September 21, 2012, White was granted options to acquire 50,000 shares of the Company's common stock at an exercise price of $4.26 per share. On November 19, 2012, the Board of Directors of DSS (i) cancelled options to purchase 50,000 shares of DSS common stock at an exercise price of $4.26 per share that were granted to Mr. White on September 21, 2012, and (ii) granted to Mr. White options to purchase 50,000 shares of DSS common stock at an exercise price of $3.00 per share exercisable until September 21, 2017. These options will vest in full on the one year anniversary of the date of the closing of the Merger.

On October 1, 2012, and the Company entered into a letter agreement with Philip Jones which will be effective on the date of the consummation of the Merger. Under the Jones Letter Agreement, upon termination of Mr. Jones's employment for any reason by DSS, DSS will pay to Mr. Jones his current base salary following the date of his termination, payable in equal biweekly installments in accordance with DSS's regular payroll practices, for an additional 12 months. On November 19, 2012, the Board of Directors of DSS (i) cancelled options to purchase 25,000 shares of DSS common stock at an exercise price of $4.26 per share that were granted to Phillip Jones, the Chief Financial Officer of DSS, on September 21, 2012, and (ii) granted to Mr. Jones options to purchase 100,000 shares of DSS common stock at an exercise price of $3.00 per share exercisable until September 21, 2017. These options will vest ratably over 12 calendar quarters, commencing on November 19, 2012.

On October 1, 2012, the Company also entered into Amendment No. 1 to Employment Agreement with Robert Bzdick (the "Bzdick Amendment") which amended certain terms and provisions of his Employment Agreement, effective as of February 12, 2010, (as amended, the "Bzdick Employment Agreement"). The Bzdick Amendment will be effective on the date of the consummation of the Merger. Pursuant to the Bzdick Amendment, among other things, (i) the term of the Bzdick Employment Agreement is reduced from February 12, 2015 to December 31, 2014, which agreement shall be renewed automatically for a succeeding period of five years on the same terms and conditions as set forth therein, unless either party, at least 90 days prior to the expiration of the term of the Bzdick Employment Agreement, provides written notice to the other party of its intention not to renew the Bzdick Employment Agreement; (ii) if DSS elects not to renew the initial term of the Bzdick Employment Agreement, DSS will pay Mr. Bzdick $300,000, which shall be payable as follows: $100,000 on the first anniversary of such non-renewal, and $50,000 on each of the second through fifth anniversaries after such non-renewal; and (iii) Mr. Bzdick's salary is decreased from $240,000 to $200,000. Upon the consummation of the Merger, DSS will pay to Mr. Bzdick a bonus equal to $50,000 and on September 21, 2012, DSS granted options to Mr. Bzdick to acquire 150,000 shares of DSS common stock at an exercise price of $4.26 per share, which options will vest in full upon the consummation of the Merger. On November 19, 2012, the Board of Directors of DSS (i) cancelled options to purchase 150,000 shares of DSS common stock at an exercise price of $4.26 per share that were granted to Robert Bzdick, the Chief Operating Officer of DSS, on September 21, 2012, and (ii) granted to Mr. Bzdick options to purchase 150,000 shares of DSS common stock at an exercise price of $3.00 per share exercisable until September 21, 2017. These options will vest in full upon closing of the Merger. Additionally on November 19, 2012, the Board of Directors of DSS granted to Mr. Bzdick options to purchase 100,000 shares of DSS common stock at an exercise price of $3.00 per share, exercisable until September 21, 2017. These options will vest ratably over 12 calendar quarters, commencing on November 19, 2012.

Related Party Consulting Payments - During the year ended December 31, 2012, the Company paid approximately $54,000 in consulting fees to Patrick White, its former CEO, under a consulting agreement that will expire in March 2015. During the year ended December 31, 2011, the Company paid approximately $40,000 in consulting fees to a member of its board.

Accrued Director Fees - As of December 31, 2012, the Company owes its independent directors $172,000 of unpaid directors fees. ($284,000 - December 31, 2011)

Contingent Litigation Payment -In May 2005, the Company made an agreement with its legal counsel in charge of the Company's litigation with the European Central Bank which capped the fees for all matters associated with that litigation at $500,000 plus expenses, and a $150,000 contingent payment upon a successful ruling or settlement on the Company's behalf in that litigation. The Company will record the $150,000 in the period in which the Company has determined that a successful ruling or settlement is probable.

In addition, pursuant to an agreement made in December 2004, the Company is required to share the economic benefit derived from settlements, licenses or subsequent business arrangements that the Company obtains from any infringer of patents formerly owned by the Wicker Family. For infringement matters involving certain U.S. patents, the Company will be required to disburse 30% of the settlement proceeds. For infringement matters involving certain foreign patents, the Company will be required to disburse 14% of the settlement proceeds. These payments do not apply to licenses or royalties to patents that the Company has developed or obtained from persons other than the Wicker Family. As of December 31, 2012, there have been no settlement amounts related to these agreements.

In addition, in conjunction with the Company's litigation against Coupons.com, the Company's counsel in the case has agreed to represent the Company on a contingency fee basis, except for approximately $40,000 of legal fees incurred prior to the filing of the case for preliminary research and investigation of the merits of the case. Under the contingency fee arrangement, the Company has agreed to pay its counsel 33 1/3% of all sums paid to the Company, whether obtained by settlement, arbitration award, court proceedings or otherwise, pursuant to the case. The fees described above do not include out-of-pocket charges and disbursements which will be the responsibility of the Company.

Merger Termination Fees - Pursuant to the Merger Agreement the Company entered into on October 1, 2012 with Lexington Technology Group, if the Merger agreement is terminated at any time prior to the closing of the Merger, as follows: (a) by mutual written consent of DSS and Lexington; (b) by either DSS or Lexington if the closing has not occurred on or before March 15, 2013; (c) by either DSS or Lexington if any law enacted by a governmental authority prohibits the consummation of the Merger, or any governmental authority has issued an order or taken any other action which restrains, enjoins or otherwise prohibits the Merger; (d) by either DSS or Lexington if the other party's stockholders do not approve the Merger, unless the failure to obtain approval is attributable to a failure on the part of such party seeking to terminate the Agreement; (e) by DSS if (i) the Lexington's board of directors changes its recommendation for approval of the Merger, (ii) the board of directors of Lexington or any authorized committee has failed to present or recommend the approval of the Merger Agreement and the Merger to the stockholders, (iii) Lexington shall have entered or caused itself or its subsidiaries to enter, into any letter of intent, agreement in principle, term sheet, merger agreement, acquisition agreement or other similar agreement related to any Lexington Acquisition Proposal or (iv) Lexington shall have breached any term of the non-solicitation provision of the Merger Agreement; (f) by Lexington if (i) the DSS board of directors changes their recommendation for approval of the Merger, (ii) the board of directors of DSS or any authorized committee has failed to present or recommend the approval of the Merger Agreement and the Merger to the stockholders, (iii) DSS shall have entered or caused itself or its subsidiaries to enter, into any letter of intent, agreement in principle, term sheet, merger agreement, acquisition agreement or other similar agreement related to any DSS Acquisition Proposal or (iv) DSS shall have breached any term of the non-solicitation provision of the Merger Agreement; (g) by either party if the other party, or in the case of Lexington, DSS or Merger Sub, is in material breach of its obligations or representations or warranties under the Agreement; (h) by either DSS or Lexington if prior to obtaining stockholder approval such party determines to enter into a definitive agreement relating to a superior proposal; or (i) by Lexington, at any time, upon payment to DSS of a fee equal to $5,000,000. Under certain circumstances, if the Merger is terminated by either DSS or Lexington, then DSS shall pay to Lexington, a termination fee in cash equal to the sum of (i) $3,000,000 plus (ii) 5% of the consideration paid to all security holders of DSS in connection with a superior proposal in the same form as such consideration is paid to such security holders.

Legal Proceedings - On August 1, 2005, the Company commenced a suit in the European Court of First Instance in Luxembourg against the ECB alleging patent infringement by the ECB and claimed unspecified damages (the "ECB Litigation"). The Company brought the suit in the European Court of First Instance in Luxembourg. The Company alleged that all Euro banknotes in circulation infringed the Company's European Patent 0 455 750B1 (the "Patent") which covered a method of incorporating an anti-counterfeiting feature into banknotes or similar security documents to protect against forgeries by digital scanning and copying devices. The Court of First Instance in Luxembourg ruled on September 5, 2007 that it does not have jurisdiction to rule on the patent infringement claim. In 2006, the Company received notices that the ECB had filed separate claims in each of the United Kingdom, The Netherlands, Belgium, Italy, France, Spain, Germany, Austria and Luxembourg courts seeking the invalidation of the Patent. Proceedings were commenced by the ECB before each of the national courts seeking revocation and declarations of invalidity of the Patent. On August 20, 2008, the Company entered into an agreement (the "Trebuchet Agreement") with Trebuchet Capital Partners, LLC ("Trebuchet") under which Trebuchet agreed to pay substantially all of the litigation costs associated with validity proceedings in eight European countries relating to the Patent. The Company provided Trebuchet with the sole and exclusive right to manage infringement litigation relating to the Patent in Europe, including the right to initiate litigation in the name of the Company, Trebuchet or both and to choose whom and where to sue, subject to certain limitations set forth in the Trebuchet Agreement. In consideration for Trebuchet's funding obligations, the Company assigned and transferred a 49% interest in the Company's rights, title and interest in the Patent to Trebuchet which allowed Trebuchet to have a separate and distinct interest in and share of the Patent, along with the right to sue and recover in litigation, settlement or otherwise and to collect royalties or other payments under or on account of the Patent. In addition, the Company and Trebuchet agreed to equally share all proceeds generated from litigation relating to the Patent, including judgments and licenses or other arrangements entered into in settlement of any such litigation. On July 7, 2011, Trebuchet and the Company entered into a series of related agreements and general releases wherein Trebuchet effectively ended its ongoing participation in the ECB Litigation, except for its continuing involvement in the final settlement of fees that may become payable as a result of the infringement case in The Netherlands described below. The Trebuchet Agreement executed in August 2008 will remain in full force and effect, in its entirety, until Trebuchet makes any and all final payments that may become due in connection with The Netherlands infringement case.

In a series of court decisions spanning from March 2007 through December 2010, the Patent was invalidated in each of the United Kingdom, Germany, France, The Netherlands, Belgium, Luxembourg, Austria and Italy. The Company did not further appeal these decisions. On March 24, 2010 the Spanish Court ruled that the Patent was valid. The decision in Spain is currently under appeal by the ECB.

During the course of the litigation, the losing party in the ECB Litigation, in certain jurisdictions, was responsible for the prevailing party's legal fees and disbursements. As of December 31, 2012, pursuant to foreign judgments for costs and fees, the Company has recorded as accrued liabilities approximately €178,000 ($236,000) for the Germany case and approximately €175,000 ($231,000) for the Netherlands case for such fees. In February 2013, the ECB filed an action in the United States District Court, Western District of New York to domesticate the amounts due in the Germany proceeding. In addition, the ECB formally requested the Company to pay attorneys and court fees for the Court of First Instance case in Luxembourg in the amount of €93,752 ($124,000) as of September 30, 2012, which, unless the amount is settled will be subject to an assessment procedure that has not been initiated. The Company will accrue the assessed amount, if any, as soon as it is reasonably estimable.

On February 18, 2010, Trebuchet, on behalf of the Company, filed an infringement suit in the Netherlands against the ECB and two security printing entities with manufacturing operations in the Netherlands, Joh. Enschede Banknotes B.V and Koninklijke Joh. Enschede B.V. The Netherlands Court determined in December 2010 that the patent was invalid in The Netherlands, and the infringement case was terminated by Trebuchet. Trebuchet remains responsible for cost and fee reimbursements associated with the case when such amounts are determined and fixed by order of the Dutch Court.

On October 24, 2011 the Company initiated a law suit against Coupons.com Incorporated ("Coupons.com"). The suit was filed in the United States District Court, Western District of New York, located in Rochester, New York. Coupons.com is a Delaware corporation having its principal place of business located in Mountain View, California. In the Coupons.com suit, the Company alleges breach of contract, misappropriation of trade secrets, unfair competition and unjust enrichment, and is seeking in excess of $10 million in money damages from Coupons.com for those claims. In a motions decision rendered on August 20, 2012, the District Court judge dismissed the Company's unfair competition and unjust enrichment claims. The Company's breach of contract and misappropriation of trade secrets claims remain intact as of the date of this report.

In addition to the foregoing, we are subject to other legal proceedings that have arisen in the ordinary course of business and have not been finally adjudicated. Although there can be no assurance in this regard, in the opinion of management, none of the legal proceedings to which we are a party, whether discussed herein or otherwise, will have a material adverse effect on our results of operations, cash flows or our financial condition.